Exhibit 10.1

AWARD/CONTRACT	1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE	OF PAGES
UNDER DPAS (15 CFR 350)	1	22

2. CONTRACT (Proc. Inst. Ident.) NO. W911SR-08-C-0055	3. EFFECTIVE DATE 10 Jul 2008	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. W91B9471910369

5. ISSUED BY	CODE	W911SR	6. ADMINISTERED BY (If other than Item 5)	CODE S2401A
US ARMY RDECOM ACQ. CTR. - W911SR EDGEWOOD CONTRACTING DIVISION ATTN: AMSRD-ACC-E/BLDG E4455 E5179 HOADLEY ROAD ABERDEEN PROVING GROUND MD 21010-5401	DCMA TWIN CITIES - S2401A
B. H. WHIPPLE FEDERAL BLDG, ROOM 1150, 1
FORT SNELLING MN 55111-4007

7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, state and zip code)	8. DELIVERY
COMBIMATRIX CORPORATION 6500 HARBOR HEIGHTS PARKWAY, STE 301	☐ FOB ORIGIN ☒ OTHER (See below)
MUKILTEO WA 98275-4862	9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days

10. SUBMIT INVOICES	ITEM
(4 copies unless otherwise specified) TO THE ADDRESS	Section G
CODE 1LJ76	FACILITY CODE	SHOWN IN:
11. SHIP TO/MARK FOR CODE	W91B94	12. PAYMENT WILL BE MADE BY	CODE HQ0339
HQ SOLDR AND BIO CHEM CMD	DFAS-COLUMBUS CENTER
ROY G. THOMPSON	DFAS-CO/WEST ENTITLEMENT OPERATIONS
5183 BLACKHAWK ROAD	P.O. BOX 182381
ATTN: AMSRD-ECB-RT-BM BLDG E3831	COLUMBUS OH 43218-2381
ABERDEEN PROVING GROUND MD 21010-5424

13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA See Schedule
☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )

15A. ITEM NO.	15B. SUPPLIES/ SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

SEE SCHEDULE

15G. TOTAL AMOUNT OF CONTRACT	$922,610.00

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE	PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/ CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	17 - 20
☒	B	SUPPLIES OR SERVICES AND PRICES/ COSTS	2 - 3	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS
☒	C	DESCRIPTION/ SPECS./ WORK STATEMENT	4 - 5	☒	J	LIST OF ATTACHMENTS	21 - 22
☒	D	PACKAGING AND MARKING	6	PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	7	K	REPRESENTATIONS, CERTIFICATIONS AND
☒	F	DELIVERIES OR PERFORMANCE	8 - 9	☐	OTHER STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	10 - 12	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	13 - 16	☐	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return          copies to  issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.

(Attachments are listed herein.)

18. ☐  AWARD (Contractor is not required to sign this document.)         Your offer on Solicitation Number

including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your offer, and  (b) this award/contract.   No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)	20A. NAME OF CONTRACTING OFFICER Eric Braerman, Contracting Officer

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA	20C. DATE SIGNED

BY	/s/ Scott Burell	7/10/2008	BY	/s/ Eric Braerman	11 July 2008
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-8069 Previous edition is usable	26-107 GPO 1985 O - 469-794	STANDARD FORM 26 (REV. 12/2002) Prescribed by GSA FAR (48 CFR) 53.214(a)

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001			Lot		$922,610.00
	BAA, Reagentless Detection

	CPFF

The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary resources (except those specifically designated as Government-furnished) to perform the work as detailed in the BAA proposal entitled: “Reagentless Detection on a Semiconductor Microarray for the Immunochemical and Genomic Identification of Biothreat Agents.” CombiMatrix Corporation proposals received 10 April 2008 and May 23, 2008 are hereby incorporated and made part of this contract.

	FOB: Destination

	PURCHASE REQUEST NUMBER: W91B9471910369

	ESTIMATED COST				$866,300.00

	FIXED FEE				$56,310.00

	TOTAL EST COST + FEE				$922,610.00

	ACRN AA				$922,610.00
	CIN: W91B94719103690001

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0002			Lot		NSP
	Contractor Manpower Reporting

	CPFF

	The contractor shall report all contractor manpower (including subcontractor manpower) required for the performance of this contract as specified in Paragraph C.3.3.1.3 of the statement of work (SOW).

	FOB: Destination

	PURCHASE REQUEST NUMBER: W91B9471910369

	ESTIMATED COST				$0.00

	FIXED FEE				$0.00

	TOTAL EST COST + FEE				$0.00

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0003			Lot		NSP
	Preparation and Delivery of Data

	CPFF

The contractor shall prepare and deliver all data in accordance with the requirements set forth in the DD Form 1423, Contract Data Requirements List, and the Document Summary Lists attached in Section J.

	FOB: Destination

	PURCHASE REQUEST NUMBER: W91B9471910369

	ESTIMATED COST				$0.00

	FIXED FEE				$0.00

	TOTAL EST COST + FEE				$0.00

B.1.  TYPE OF CONTRACT

This is a cost-plus-fixed-fee completion form type contract pursuant to FAR 16.306(d)(1).

B.2.  The cost principles and procedures in subpart 31.103 of the Federal Acquisition Regulation (FAR) are incorporated by reference for determining reimbursable costs per FAR 31.2 as appropriate.

B.3  Overhead Rate.  The Contractor’s Overhead Rate of 28.42% is capped for the duration of this contract.  The Contractor is not authorized to apply a billing rate or a final rate in excess of the agreed upon rate of 28.42%.

Section C - Descriptions and Specifications

TITLE:  Reagentless Detection on a Semiconductor Microarray for the Immunochemical and Genomic Identification of Biothreat Agents

C.1.0  Scope.  This work effort encompasses the continued development of a biological and chemical agent point detector based on electrochemical detection of agents on CMOS microarrays. .  The effort will continue to develop and test a new generation of semiconductor-based microarrays that have improved electronic capabilities in a smaller silicon footprint without significant loss in the quantity of electrodes or their quality.  Efforts will focus on designing a microarray(s) specifically for electrical and/or electrochemical detection by redesigning the CMOS circuitry to improve the signal to noise ratio, reduce microarray read time and integrate new functionalities on the chip. Efforts will also focus on cost reduction by using a smaller silicon footprint and developing new microarray packaging that facilitates electrical connectivity. The effort will continue development and improvement of genomic, immunoassay and chemical  assays on the chip.  The effort will also complete the final engineering requirements for system integration and optimization.

C.1.1  Background.  In the Modernization Plan 2004, the JRO-CBRN recognized serious shortcomings in current platforms for the point detection of BTAs and chemical threat agents (CTAs) . Size, weight, ability to detect diverse agents, reduced false alarm rates, accuracy, and sensitivity were identified as common problems with current technologies. In response, the Defense Threat Reduction Agency (DTRA) is emphasizing the optimization of sensor technologies with a focused effort on multi-agent sensors for chemical and biological (CB) agents to include non-traditional agents, emerging threat agents and toxic industrial chemicals/materials. In addition, DTRA has a new nanotechnology initiative to identify novel nanoscale approaches that can be applied to CB point detection array analysis.

C.1.2  Objective.  To continue development of an automated biothreat agent (BTA) detection system based upon the CombiMatrix complementary metal oxide semiconductor (CMOS) microarray and electrochemical detection (ECD); to continue the integration of serological and genomic assays for orthogonal testing; and to explore new methods of detection that expand target identification, reduce reagent burden, and improve assay time.

C.2.0   Applicable Documents.  None.

C.3.0 Requirements.

C.3.1 General.  The contractor, as an independent contractor and not as an agent of the Government, shall furnish the necessary resources (except those specifically designated as Government-furnished) to perform the work as detailed in the Broad Agency Announcement proposal entitled: “Development of a CMOS Microarray Platform for Bio and Chemical Threat Agent Detection”, specifically pages 7-10, dated May  2007, submitted by CombiMatrix, Inc., and hereby incorporated by reference.

C.3.2  Security.

C.3.2.1  This contract is unclassified and does not contain security requirements or a Contract Security Classification Specification, DD Form 254.  However, the Government may require Operational Security (OPSEC) measures (when applicable) to protect sensitive unclassified contract information.   If access to unclassified sensitive information (For Official Use Only - FOUO) is authorized, contractor may access only the information related to the subject matter of this contract.

C.3.2.2  The contractor shall not use foreign nationals on this contract unless approved by the Contracting Officer.  When requesting approval, the contractor shall furnish full name, date of birth, place of birth, citizenship, registration number, type of visa, port of entry, and type of position in which employee will be utilized.  Previously approved foreign nationals must be re-approved if the nature of their work under this contract differs from that performed under the prior year’s contract.  The Contractor shall submit a copy of the work visa or green card with an abbreviated Curriculum Vitae and a justification to the Contract Specialist for review by the Security Office and subsequent approval by the Contracting Officer.

C.3.2.3  Should the government determine that the technology has developed to a point where the information warrants protection, a DD Form 254 and an approved classification guide will be issued.

C.3.3 Administration.

C.3.3.1  Reporting.

C.3.3.1.1  Progress Reports.  The contractor shall provide progress reports in accordance with (IAW) Exhibit Line Item Number (ELIN) A001.

C.3.3.1.2    Final Report.  The contractor shall provide a final comprehensive report IAW ELIN A002.  The final report shall include detailed descriptions of the work accomplished.  The contractor shall provide the synthesis procedures and QA/QC procedures as appendices to the draft final report

C.3.3.1.3  Contractor Manpower Reporting.  The contractor shall perform manpower reporting as follows:

C.3.3.1.3.1  The contractor shall report all contractor manpower (including subcontractor manpower) required for  performance of this contract using the format provided at the following web address:   https://cmra.army.mil.   The contractor shall report directly to the website.   The contractor shall include the following:

Contract Number (W911SR-08-             )

Requiring Activity Unit Identification Code (W6JRAA) Command (Edgewood Chemical Biological Center) Contractor Contact Information Federal Service Code Direct Labor Hours Direct Labor Dollars Location Information

C.3.3.1.3.2  The contractor shall also provide the estimated total cost (if any) (CLIN 0002) incurred to comply with this reporting requirement.  The reporting period shall be the period of performance not to exceed 12 months ending 30 September of each government fiscal year and must be reported by 31 October of each calendar year.

C.3.3.2  Publications.   For any publication of a technical paper or presentation resulting from this contract, the Contractor shall make attribution to and include as a co-author those Government personnel who made research contributions to the contract subject matter being published in the same manner and to the same extent as the principle author would do so for it’s own peers, assistants, or students.

4.0  Total Period of Performance.  All work under this contract, including delivery or an approved final report shall be completed within 450 calendar days from the effective date of the contract.

Section D - Packaging and Marking

D.1.  Hardware.  All items to be delivered by the Contractor under this contract shall be packed and packaged in accordance with good commercial practices and in such a manner that will afford protection against corrosion, deterioration and physical damage for safe delivery to destination.

D.2.  Data.  All data to be delivered by the Contractor under this contract shall be transmitted electronically.

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government
0002	Destination	Government	Destination	Government
0003	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-8	Inspection Of Research And Development Cost Reimbursement	MAY 2001

252.246-7000	Material Inspection And Receiving Report	MAR 2008

E.1.  INSPECTION AND ACCEPTANCE

E.1.1.  Hardware.  Inspection and acceptance of all items delivered by the Contractor under this contract shall be at destination by the Contracting Officer’s Representative (COR).

E.1.2.  Data.  Inspection and acceptance of data items will be performed by the first addressee identified in Block 14 of the Contract Data Requirements List, DD Form 1423, found as an attachment to Section J of this contract.

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC

0001	03-OCT-2009		HQ SOLDR AND BIO CHEM CMD ROY G. THOMPSON 5183 BLACKHAWK ROAD ATTN: AMSRD-ECB-RT-BM BLDG E3831 ABERDEEN PROVING GROUND MD 21010-5424 410-436-5699 FOB: Destination	W91B94

0002	03-OCT-2009		(SAME AS PREVIOUS LOCATION) FOB: Destination	W91B94

0003	03-OCT-2009		(SAME AS PREVIOUS LOCATION) FOB: Destination	W91B94

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

F.1.  TOTAL PERIOD OF PERFORMANCE

All work under this contract, including delivery or an approved final report shall be completed within 450 calendar days from the effective date of this contract.

F.2.  DELIVERY INFORMATION

F.2.1.  Data to be delivered.  The Contractor shall deliver all data in accordance with the DD Form 1423, Contract Data Requirements List, found as an attachment to Section J of this contract.

F.2.2.  Hardware to be delivered.  The Contractor shall deliver all hardware/prototypes in accordance with the following schedule.

ITEM DESCRIPTION	QUANTITY	DELIVERY DATE
Prototype System, automated microarray workstation that can process up to four microarrays	1 ea	450 CDAC
Prototype System, small (handheld) microarray reader	1 ea	450 CDAC

*CDAC – Calendar Days after Award of Contract.

F.2.3.  The Contractor shall deliver all hardware/prototype system F.O.B. Destination to:

U.S. Army Edgewood Chemical Biological Center

5183 Blackhawk Road, Bldg E3831

Aberdeen Proving Ground, MD  21010-5424

ATTN:  SMSRD-ECB-RT-BM (Roy G. Thompson)

Telephone Number:  410-436-5699

Section G - Contract Administration Data

ACCOUNTING AND APPROPRIATION DATA

AA: 2172040000076N6N6662262255200255Y9CER35W91B94719103697RQV11S19130
AMOUNT: $922,610.00
CIN W91B94719103690001: $922,610.00

G.1.  SUBMISSION OF VOUCHERS

Public vouchers (including cost) requests for payment shall be submitted electronically IAW DFARS 252.232-7003, Electronic Submission of Payment Requests, to the Paying Office as specified in block 12 of the SF26, subject to approval of the cognizant audit agency.  An electronic or hard copy of the voucher shall be submitted to the Procuring Contracting Office (PCO) point of contact as identified in G.3 below.

G.2.   SUBMISSION OF CONTRACTOR’S VOUCHERS

G.2.1.  The Contractor shall reflect on vouchers the categories of labor and labor hours for work accomplished.  The voucher shall be numbered and include the contract number, title/description of the services, period of performance covered, item/CLIN number and amount.

G.2.2. Public voucher requests for payment shall be submitted as indicated below:

Cost Reimbursement

G.2.4.  Vouchers shall be submitted directly to the Paying Office listed in block 12 of page 1 of the contract (SF26).

G.3  The Procuring Office point of contact for this action is:

Mr. Glen Mattingly

Contract Specialist

Tel:  410-436-4210

Fax:  410-306-3808

Email:  glen.mattingly@us.army.mil

The Contracting Officer Representative for this action is:

Mr. Roy G. Thompson

US Arny, RDECOM

Edgewood Chemical Biological Center

Attn:  Mr. Roy G. Thompson (AMSRD-ECB-RT-BM)

5183 Black Hawk Road, Bldg. E3831

Aberdeen Proving Ground MD 21010-5424

Tel: 410-436-5639

e-mail:  roy.thompson@us.army.mil

The Alternate Contracting Officer (ACOR) for this action is:

Mr. Darrel E. Menking

US Arny, RDECOM

Edgewood Chemical Biological Center

Attn:  Mr. Darrel E. Menking (AMSRD-ECB-RT-BM)

5183 Black Hawk Road, Bldg. E3835

Aberdeen Proving Ground MD 21010-5424

Tel: 410-436-5914

e-mail:  darrel.menking@us.army.mil

G.4.  Army Electronic Invoicing Instructions (Feb 2006)

Contractor shall submit payment request using the following method(s) as mutually agreed to by the Contractor, the Contracting Officer, the contract administration office, and the payment office.

☐            Wide Area Workflow (WAWF) (see instructions below)

☐            Web Invoicing System (WInS) (https://ccweb.dfas.mil)

☐            American National Standards Institute (ANSI) X.12 electronic data interchange (EDI) formats (http://www.x12.org and http://www.dfas.mil/ecedi)

☐            Other (please specify)

DFAS POC and Phone:

WAWF is the preferred method to electronically process vendor request for payment.  This application allows DOD vendors to submit and track Invoices and Receipt/Acceptance documents electronically.  Contractors electing to use WAWF shall (i) register to use WAWF at https://wawf.eb.mil and (ii) ensure an electronic business point of contact (POC) is designated in the Central Contractor Registration site at http://www.ccr.gov within ten (10) calendar days after award of this contract/order

WAWF Instructions

Questions concerning payments should be directed to the Defense Finance and Accounting Service (DFAS) columbus Center, North Entitlement Operations, P.O. Box 182266, Columbus,

Ohio 43218-2266 at 1-800-756-4571 or faxed to  TBD.  Please have your purchase order/contract number ready when calling about payments.

You can easily access payment and receipt information using the DFAS web site at http://www.dfas.mil/money/vendor.  Your purchase order/contract number or invoice number will be required to inquire about the status of your payment.

The following codes and information will be required to assure successful flow of WAWF documents.

TYPE OF DOCUMENT                       [check the appropriate block]

☐            Commercial Item Financing

☐            Construction Invoice (Contractor Invoice)

☐            Invoice (Contractor Only)

☐            Invoice and Receiving Report (COMBO)

☒   Invoice as 2-in-1 (Services Only)

☐            Performance Based Payment (Government Only)

☐            Progress Payment (Government Only)

☐            Cost Voucher (Government Only)

☐            Receiving Report (Government Only)

☐            Receiving Report with Unique Identification (UID) Data (Government Only)

UID is a new globally unique “part identifier” containing data elements used to track DoD parts through their life cycle.

☐            Summary Cost Voucher (Government Only)

CAGE CODE:  1LJ76

ISSUE BY DODAAC:  W911SR

ADMIN BY DODAAC:  S2401A

INSPECT BY DODAAC:  W91B94  Roy Thompson

ACCEPT BY DODAAC:  W91B94  Roy Thompson

SHIP TO DODAAC:  W91B94  Roy Thompson

LOCAL PROCESSING OFFICE DODAAC:  W911SR

PAYMENT OFFICE FISCAL STATION CODE:  S19130

EMAIL POINTS OF CONTACT LISTING: (Use Group e-mail accounts if applicable)

INSPECTOR:  roy.thompson@us.army.mil
ACCEPTOR:  roy.thompson@us.army.mil
RECEIVING OFFICE POC:  roy.thompson@us.army.mil

CONTRACT ADMINISTRATOR: glen.mattingly@us.army.mil

CONTRACTING OFFICER: rita.belfiori@us.army.mil

ADDITIONAL CONTACT: glen.mattingly@us.army.mil

For more information contact:  Glen Mattingly, Contract Specialist, via email at glen.mattingly @us.army.mil or via telephone at 410-436-4210.

Section H - Special Contract Requirements

H.1  SECURITY REQUIREMENTS

H.1.1  This contract is unclassified and does not contain security requirements or a Contract Security Classification Specification, DD Form 254.

H.1.2  If access to unclassified sensitive information (For Official Use Only — FOUO) is authorized; contractor may access only the information related to the subject matter of this contract.

H.1.3  Should the Government determine that the technology has developed to a point where the information warrants protection under Executive Order 12958, Classified National Security Information, a DD Form 254 and an approved classification guide will be issued.

H.2 GOVERNMENT-CONTRACTOR RELATIONSHIPS (52.0000-4048)

a)  The Government and the contractor understand and agree that the support services to be delivered under this contract by the contractor are non-personal services and the parties recognize and agree that no employer-employee relationships exist or will exist under the contract between the Government and the contractor and/or between the Government and the contractor’s employees.  It is therefore, in the best interest of the Government to afford the parties a full and complete understanding of their respective obligations.

b)  Contractor personnel under this contract shall not:

1)  Be placed in a position where they are appointed or employed by a Federal Officer, or are under the supervision, direction, or evaluation of a Federal Officer, military or civilian.

2)  Be placed in a staff or policy making position

3)  Be placed in a position of command, supervision, direction, or evaluation over DA military or civilian personnel or personnel of other contractors or become a part of a Government organization.

c)  Employee Relationships:

1)  The services to be performed under this contract does not require the contractor or its employees to exercise personal judgment and discretion on behalf of the Government, but rather the contractor’s employees will act and exercise personal judgment and direction on behalf of the contractor.

2)  Rules, regulations, directions, and requirements that are issued by command authorities under their responsibility for good order, administration, and security are applicable to all personnel who enter a Government installation.  This is not to be construed or interpreted to establish any degree of Government control, which is inconsistent with a non-personal services contract.

3)  The contractor will not be paid for performance of personal services.  Therefore, in the event the contractor (or its employee) is directed by a Government employee to perform tasks that the contractor believes are personal services the contractor should take no action until it has contacted the Procuring Contracting Officer to determine the appropriate course of action.

H.3  FOREIGN NATIONALS

No foreign national shall work on this contract without acquiring approval from the Contracting Officer prior to initiating work under this contract.  When requesting approval, furnish full name, date of birth, place of birth, citizenship, registration number, type of visa, port of entry, and type of position in which employee will be utilized.  Previously approved foreign nationals must be reapproved if the nature of their work under this contract differs from that performed under the prior year’s contract.  The Contractor shall submit a copy of the work visa or green card with an abbreviated Curriculum Vitae and a justification to the Contract Specialist for review by the Security Office for approval.

H.4  AUTHORITY TO CHANGE OR MODIFY THE CONTRACT:

a)  The contractor is hereby notified that no government personnel other than an authorized Contracting Officer can change or modify the contract or authorize any action that obligates the government.  If a COR or Alternate COR (ACOR) is appointed for this contract, his/her authority is limited to the specific duties set forth in the letter of appointment.  The COR/ACOR is not authorized to make any commitments or changes that affect price.

b)  If the contractor accepts any such commitment from the government personnel other than an authorized Contracting Officer, it shall be at their own risk and expense.  Such actions do not bind the Government contractually and do not constitute a change under FAR 52.243-1 Alt V.  The contractor shall not be entitled to an equitable adjustment of the contract amount or delivery schedule unless an authorized Contracting Officer directs changes or modifications.

The contractor shall be under no obligation to comply with any direction or change that will result in a contract modification unless an authorized contracting Officer issues it.  The contractor shall direct any questions concerning the authority of government to the Procuring Contracting Officer.

H.5  LIMITATION OF COSTS

In accordance with the clause FAR 52.232-20 Limitation of Cost April 1984, incorporated into this contract, the notice required thereby shall be provided to the designated Procuring Contracting Officer by CERTIFIED MAIL return receipt requested.  Failure to comply with the above notice requirement imposes the risk of continued performance on the contract without reimbursement to the contractor for cost incurred over and above the estimated cost or allotted amount stated in the contract.

H.6  NOTICE OF INCORPORATION OF REPS AND CERTS (52.0000-4147)

The contractor’s reps and certs as completed online (https://orca.bpn.gov) are hereby incorporated in and form a part of the resultant contract as though furnished in full text therewith.

H.7.  TECHNICAL DATA RIGHTS

All data generated in the performance of this contract will be furnished to the Government with unlimited rights.

H.8.         52.0000-4160          GUIDANCE ON DOCUMENTATION OF DATA REQUIREMENTS

The following information is furnished to provide guidance with respect to the abbreviations and codes utilized in various blocks of DD Form 1423, Contract Data Requirements List.

Block 7, DD Form 250 Requirement.  This block designates the location (source or destination) for performance of Government inspection and acceptance.  The applicable codes for inspection and acceptance are cited below.  The Government activity to perform the destination acceptance task is entered in Block 14 as the first addressee.

Code Inspection Acceptance

SS+Source (DD Form 250)	+Source (DD Form 250)
DD Destination (DD Form 250)	Destination (DD Form 250)
SD+Source (DD Form 250)	Destination (DD Form 250)
DS Destination (DD Form 250)	+Source (DD Form 250)
++LT Letter of Transmittal Only
NO No inspection or acceptance required

XX Inspection/acceptance requirements specified elsewhere in the contract

+Source indicates Contractor’s facility

++Use of these symbols is not authorized for engineering data such as drawings or specifications.

Block 8, Approval Code.  Items or critical data requiring specific advanced written approval, such as test plans, are identified by an “A” in this field.  Most of these data require submission of a preliminary draft prior to publication of a final document.  When advanced approval is not required, this field is blank.

Block 10, Frequency.  The codes used in this block are cited below:

DAILY = Daily

BI-MO = Each two months

OTIME = One time

WEEKLY = Weekly

QRTLY = Quarterly

ONE/R = One time and revision

BI-WE = Each two weeks

ANNLY = Annually

R/ASR = Revision as required

MTHLY = Monthly

SEMIA = Each six months

DFDEL = Deferred Delivery

ASREQ = As required

2TIME = Two separate

CNE/P = One time preliminary (See Notes A/B Submittals draft)

CHG P AS REQ = Change pages as required

Note A:  Block 13 is used for further explanation

Note B:  When data is of a recurring type, it will be submitted at end of reporting period established in field unless otherwise indicated in Data Preparation Instructions or in Blocks 12 or 13 of DD Form 1423

Block 11, As of Date (AOD).  When data is submitted only once, this block indicates the number of days the data is to be submitted prior to the end of the reporting period; e.g., “15” would place the AOD for this report at 15 calendar days before the end of each month, quarter, or year, depending on the frequency established in Block 10; “0” place the AOD at the end of the month, quarter, or year.  Further guidance is shown in Block 13 or 16 as required.

Block 12, Date of First Submission.  This block indicates the initial data submission date (Year/Month/Day).  When data has already been submitted and will be resubmitted, the date of the next submission is entered.  When the contract starts, the date has not been established, this block indicates the number of calendar days after the contract start date that the data is due; e.g., 30 DAC.  Further information, if required, is contained in Block 13.  Classified dates are not cited in this form.  “DFDEL” indicates deferred delivery.

Block 13, Date of Subsequent Submission/Event Identification.  When data is submitted more than once, the date(s) of subsequent submission(s) is indicated in this block.  When submission of data is based on the initiation of a specific event or milestone, this information is cited in this block (when such information classifies the form, this block is left blank).  Example:  “NLT 15 calendar days before start of production;” “45 calendar days before first article,” etc.

Block 14, Distribution and Addresses.  Addresses and number of copies (regular/reproducible) to be forwarded to each addressee is cited in this block; e.g. SCBRD-ODR-E 0/1/0.  Addressees are indicated by office symbol (i.e., STEAA-AP-EP), contractor initials, DoD Handbook H-4 codes, and Command initials.  A list explaining these symbols is attached to the form.  When reproducible copies are required (second number), the type of copies required will be cited in this block or Block 16.

NOTE:  Unless otherwise cited in Block 10, entries in Blocks 3 through 9 on DD Forms 1664, Data Item Description, are for informational purposes only and are not contractually binding.

H.9  RELEASE OF INFORMATION-RESEARCH AND DEVELOPMENT (EXPLORATORY DEVELOPMENT 52.0000-4031)

a)  CLASSIFIED CONTRACT- If this is a classified contract, the provisions of the DoD Security Agreement (DD Form 441) and the DoD Contract Security Classification Specification (DD Form 254) also apply.

b)  UNCLASSIFIED CONTRACT-RESTRICTED RELEASE- Approval of the Procuring Contracting Officer (PCO) is required prior to the release of information received or generated in the performance of this contract.

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JUL 2004
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	JUL 1995
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	SEP 2007
52.204-4	Printed or Copied Double-Sided on Recycled Paper	AUG 2000
52.204-7	Central Contractor Registration	APR 2008
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	SEP 2006
52.211-15	Defense Priority And Allocation Requirements	APR 2008
52.215-2	Audit and Records—Negotiation	JUN 1999
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-14 Alt I	Integrity of Unit Prices (Oct 1997) - Alternate I	OCT 1997
52.215-15	Pension Adjustments and Asset Reversions	OCT 2004
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.216-7	Allowable Cost And Payment	DEC 2002
52.216-8	Fixed Fee	MAR 1997
52.219-8	Utilization of Small Business Concerns	MAY 2004
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity For Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans	SEP 2006
52.222-36	Affirmative Action For Workers With Disabilities	JUN 1998
52.222-37	Employment Reports On Special Disabled Veterans, Veterans Of The Vietnam Era, and Other Eligible Veterans	SEP 2006
52.223-6	Drug-Free Workplace	MAY 2001
52.223-14	Toxic Chemical Release Reporting	AUG 2003
52.223-15	Energy Efficicency in Energy-Consuming Products	DEC 2007
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-11	Patent Rights—Ownership By The Contractor	DEC 2007
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-17	Interest	JUN 1996
52.232-20	Limitation Of Cost	APR 1984
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25 Alt I	Prompt Payment (Oct 2003) Alternate I	FEB 2002

52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-2	Subcontracts	JUN 2007
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	MAR 2007
52.246-25	Limitation Of Liability—Services	FEB 1997
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.201-7000	Contracting Officer’s Representative	DEC 1991
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies	DEC 2004
252.204-7000	Disclosure Of Information	DEC 1991
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration (52.204-7) Alternate A	SEP 2007
252.204-7006	Billing Instructions	OCT 2005
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.223-7004	Drug Free Work Force	SEP 1988
252.225-7001	Buy American Act And Balance Of Payments Program	JUN 2005
252.225-7002	Qualifying Country Sources As Subcontractors	APR 2003
252.225-7012	Preference For Certain Domestic Commodities	MAR 2008
252.227-7013	Rights in Technical Data—Noncommercial Items	NOV 1995
252.227-7014	Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation	JUN 1995
252.227-7016	Rights in Bid or Proposal Information	JUN 1995
252.227-7019	Validation of Asserted Restrictions—Computer Software	JUN 1995
252.227-7027	Deferred Ordering Of Technical Data Or Computer Software	APR 1988
252.227-7028	Technical Data or Computer Software Previously Delivered to the Government	JUN 1995
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	SEP 1999
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	MAR 2008
252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7000	Indemnification Under 10 U. S. C. 2354 Fixed Price	DEC 1991
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DoD Contracts)	JAN 2007
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.222-2      PAYMENT FOR OVERTIME PREMIUMS (JUL 1990)

(a) The use of overtime is authorized under this contract if the overtime premium cost does not exceed  0  or the overtime premium is paid for work —

(1) Necessary to cope with emergencies such as those resulting from accidents, natural disasters, breakdowns of production equipment, or occasional production bottlenecks of a sporadic nature;

(2) By indirect-labor employees such as those performing duties in connection with administration, protection, transportation, maintenance, standby plant protection, operation of utilities, or accounting;

(3) To perform tests, industrial processes, laboratory procedures, loading or unloading of transportation conveyances, and operations in flight or afloat that are continuous in nature and cannot reasonably be interrupted or completed otherwise; or

(4) That will result in lower overall costs to the Government.

(b) Any request for estimated overtime premiums that exceeds the amount specified above shall include all estimated overtime for contract completion and shall—

(1) Identify the work unit; e.g., department or section in which the requested overtime will be used, together with present workload, staffing, and other data of the affected unit sufficient to permit the Contracting Officer to evaluate the necessity for the overtime;

(2) Demonstrate the effect that denial of the request will have on the contract delivery or performance schedule;

(3) Identify the extent to which approval of overtime would affect the performance or payments in connection with other Government contracts, together with identification of each affected contract; and

(4) Provide reasons why the required work cannot be performed by using multishift operations or by employing additional personnel.

* Insert either “zero” or the dollar amount agreed to during negotiations. The inserted figure does not apply to the exceptions in paragraph (a)(1) through (a)(4) of the clause.

(End of clause)

52.252-2      CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

  http://www.arnet.gov/far/

  http://www.acq.osd.mil/dp/dars/

  http://farsite.hill.af.mil

  http://web1.deskbook.osd.mil/htmlfiles/rlcats.asp

(End of clause)

252.235-7010     Acknowledgment of Support and Disclaimer.  (MAY 1995)

(a) The Contractor shall include an acknowledgment of the Government’s support in the publication of any material based on or developed under this contract, stated in the following terms: This material is based upon work supported by the U.S. Army Research Development and Engineering Command under Contract No. W911SR-08-C-0055.

(b) All material, except scientific articles or papers published in scientific journals, must, in addition to any notices or disclaimers by the Contractor, also contain the following disclaimer: Any opinions, findings and conclusions or recommendations expressed in this material are those of the author(s) and do not necessarily reflect the views of the U.S. Army Research Development and Engineering Command under Contract No. W911SR-08-C-0055.

Section J - List of Documents, Exhibits and Other Attachments

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Exhibit A	DD Form 1423, Contract Data Requirements List	1	9 Apr 2008